EXHIBIT 10.18A

MB FINANCIAL, INC.

AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN

AMENDMENT TO

RESTRICTED STOCK AGREEMENTS

AND

INCENTIVE STOCK OPTION AGREEMENTS

THIS AMENDMENT AGREEMENT, is made and entered into as of December 5, 2008, by and between MB Financial, Inc., a Maryland corporation (the “Company”), and the undersigned executive officer of MB Financial, Inc. (“Executive”) under the MB Financial, Inc. Amended and Restated Omnibus Incentive Plan (the “Plan”), amends each agreement (each an “Option Agreement”) evidencing a stock option and each agreement evidencing a restricted stock award (each a “Restricted Stock Agreement”) granted to the Executive under the Plan and in effect on the date hereof:

1. Effect of Change in Control.  The provisions of each Stock Option Agreement and each Restricted Stock Agreement relating to the effect of a Change in Control are hereby amended in their entirety to provide that upon the occurrence of a Change in Control (as defined in the Plan): (a) each outstanding Option shall become immediately exercisable in full, and (b) any Restricted Period and other restrictions applicable to Shares subject to such Restricted Stock Agreement shall lapse and such Shares shall become vested in full.

2. Effect of this Amendment Agreement.  Except as expressly provided for herein, this Amendment Agreement shall effect no amendment, change or modification whatsoever of or to an Stock Option Agreement, Restricted Stock Agreement or to the Plan; except that for purposes of determining the exercise period of Options following termination of employment, references to “vesting date” in the Stock Option Agreement shall mean the date the Option would have become exercisable, notwithstanding the acceleration of vesting upon a Change in Control.  Unless defined herein, capitalized terms used in this Amendment Agreement shall have the same meaning ascribed to them under the Stock Option Agreement or Restricted Stock Agreement, as applicable.

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IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed as of the date and year first above written.

MB FINANCIAL, INC. Its:
Attested by: Its: ________________________________
EXECUTIVE: